February 16, 2012
2012 Investor Day

Forward-Looking Statements
This presentation contains statements that relate to the projected or modeled performance or condition of Zions Bancorporation and elements of or affecting such performance or condition, including statements with respect to forecasts, opportunities, models, illustrations, scenarios, beliefs, plans, objectives, goals, guidance, expectations, anticipations or estimates, and similar matters. These statements constitute forward-looking information within the meaning of the Private Securities Litigation
Reform Act. Actual facts, determinations, results or achievements may differ materially from the statements provided in this presentation since such statements involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to:
competitive pressures among financial institutions; economic, market and business conditions, either nationally, internationally, or locally in areas in which Zions Bancorporation conducts its operations, being less favorable than expected; changes in the interest rate environment reducing expected interest margins; changes in debt, equity and securities markets; adverse legislation or regulatory changes; and
other factors described in Zions Bancorporation’s most recent annual and quarterly reports. In addition, the statements contained in this presentation are based on facts and circumstances as understood by management of the company on the date of this presentation, which may change in the future. Except as required by law, Zions Bancorporation disclaims any obligation to update any statements or to publicly announce the result of any revisions to any of the forward-looking statements included herein to reflect future events, developments, determinations or understandings.

I. Overview & Executive Summary
II. Capital, Liquidity, and TARP
III. Earnings
IV. Credit Quality
V. Commercial Real Estate—Deep Dive
VI. Credit Process Changes
VII. CDOs
VIII. Affiliate Bank Presentations
IX. Summary
X. Break-out Sessions
Agenda

▪ Core franchise is intact—and stronger!
▪ Capital levels are strong
▪ Credit trends: improving & charge-offs below industry levels
▪ Core risks have been significantly reduced
 – Significantly reduced higher risk assets
 – Substantially enhanced credit risk team and other risk controls
▪ Profitability restored
 – Capital structure modification should drive further ROE expansion
Executive Summary Key Takeaways

▪ $53.1 billion in assets as of 12/31/2011
▪ $3.1 billion market capitalization as of 2/14/2012
A Collection of Great Banks

▪ Superior lending capacity relative to community banks
▪ Superior local customer access to bank decision makers relative to big nationals
▪ Sharing best practices among banks
 – CEOs & division managers meet frequently
▪ Community bank feel - local marketing and branding
▪ Centralization of processing and other non-customer facing elements of the business
▪ Established market-leading small business lender
 – Leading SBA and small business lender
 – Superior treasury management products & services (Greenwich survey)
▪ Strategic local “ownership” of market opportunities and challenges
Multi-Bank Model Competitive Strengths

What Others Say About Us
▪ Thirteen 2011 Greenwich Excellence Awards in Small Business and
 Middle Market Banking
▪ Nationally Ranked #5 in SBA Loan Originations 1
 – #1 in 504 Originations
▪ Top team of women bankers - American Banker2
▪ Local awards included in bank affiliate presentations

1. Volume and number of loans
2. One of four winning teams

Balance Sheet Mix
Strengths include a high mix of loans and DDA funding

Securities Portfolio Comparison
The lower concentration of securities, short-duration loans and higher cash balance makes ZION particularly asset sensitive
Source: SNL. ZION as of 4Q11; peers as of 3Q11
MBS securities include resi mortgage pass-through investments that are not guaranteed by the U.S. Government
▪ Estimated option-adjusted duration of loan portfolio = 1.4 years
▪ Estimated option-adjusted duration of cash & securities portfolio = 0.6 years

*Includes farm, home equity, consumer, and other loans
Loan Portfolio as of
4Q11
▪Commercial and CRE
Loans: 76%
▪Retail & Other Loans:
24%

Strong Focus on Business Banking - Loan Mix

Liquidity Profile: Superior Funding Mix
Zions ranks among the best of its peers for its noninterest bearing deposit concentration
Source: SNL

Liquidity Position Comparison
 Source: SNL Financial. ZION as of 4Q11; peers as of 3Q11
 1. Demand deposits defined as noninterest bearing deposits
Banks with TARP outstanding

Zions Raised Substantially More Capital Than Peers
 Source: Zions internal documentation and SNL; reconciliation in the appendix.
 ¹ Calculated as median across all U.S. banks that received TARP, excluding acquired or defunct companies, as well as companies that were acquirors in deals greater than 10% of acquiror’s total equity as of Q3 2008; capital raised includes common and preferred issuances since receipt of TARP through redemption of
 TARP for companies that redeemed TARP
0%
40%
60%
80%
100%
120%
140%
160%
180%
TARP received (Nov 2008): $1.4B
40%
52%
92%
100%
20%
(20%)

• Relative to TARP, Zions has raised 124% in common and 47% in preferred stock, or a combined 171% of TARP received

Capital Levels are Strong
When considering all loss-absorbing capital & reserves, Zions is much stronger than peers

• Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB
• Source: SNL

Despite CRE Concentrations in Distressed Geographies, Zions
Fared Better Than Many
Loan Weighted Average: 2.6%

Source: SNL

Credit Quality is Improving and is Again Better Than Peers
*Annualized
Source: SNL

Credit Quality Trends
Problem loans and NCOs continue to improve
(In millions)

* 1Q12 forecasted net charge-offs

Based on RAAP
(In millions)
Classified Loan Trends
Improvement in all loan types

Credit Quality Trends
Improvement in all Geographies
Based on outstanding balances

(In millions)

Credit Quality Trends
Classified loan loss severity is improving
▪ Severities have declined significantly and are generally stable to modestly improving
▪ The worst is not to come: no adverse selection trend
Twelve month trailing loss rate

Credit Portfolio Risk has been Significantly Reduced
and Credit Management has been Improved

(In millions)
(In millions)

Due to Credit Improvement, Zions Returned to Profitability in 2011
Further credit improvement expected in 2012
* Excludes regular and accelerated discount amortization on sub debt and additional accretion of interest income on FDIC loans
(In millions)

Income Trends: PPNR and ROA

1, 2, 3, 4, & 5 See detailed footnotes in appendix, slide 236

Primary Revenue Source: Net Interest Income has been
Stable, Adjusted for Cash Build Up
(In millions)
* Core net interest income excludes items that are one time or non-recurring in nature such as regular and accelerated discount amortization on convertible sub debt and additional accretion of interest income on FDIC loans.
• “Impact : Cash” refers to the adverse impact on the NIM due to the total balance of cash held in interest-bearing accounts. Assumes 4.5% loan give-up yield.

Net Interest Margin is Strong, but Under Some Pressure
 Source: SNL Financial. ZION as of 4Q11; peers as of 3Q11
 1.NIM adjusted for accretion of interest income on FDIC loans and sub debt amortization expense, where applicable
 2.Risk adjusted core NIM calculated as core net interest income less net charge-offs over interest earning assets

Banks with TARP outstanding

Efficiency Ratio and Core ROAA Impacted by Decision to Hold Cash
Instead of Investing in Long Duration Securities
 Source: SNL Financial. ZION as of 4Q11; peers as of 3Q11
 1 and 2 see footnote detail in appendix slide 236
23

Banks with TARP outstanding

▪ Core franchise is intact—and stronger!
▪ Capital levels are strong
▪ Credit trends: Improving & charge-offs below industry levels
▪ Core risks have been significantly reduced
 – Significantly reduced higher risk assets
 – Substantially enhanced credit risk team and other risk controls
▪ Profitability restored
 – Capital structure modification should drive further ROE expansion
Key Takeaways

I. Overview & Executive Summary
II. Capital, Liquidity, and TARP
III. Earnings
IV. Credit Quality
V. Commercial Real Estate—Deep Dive
VI. Credit Process Changes
VII. CDOs
VIII. Affiliate Bank Presentations
IX. Summary
X. Break-out Sessions
Agenda

▪ Core franchise is intact—and stronger!
▪ Capital levels are strong
▪ Credit Trends: Improving & charge-offs below industry levels
▪ Core risks have been significantly reduced
 – Significantly reduced higher risk assets
 – Substantially enhanced credit risk team and other risk controls
▪ Profit restored
 – Earnings healthy at affiliate banks
 – Capital, financing and credit costs still high
▪ Capital and liquidity are there to repay TARP
▪ ROE improvement opportunities
Key Takeaways

Issues (all under Fed review):
▪ Capital planning, stress testing models and related process governance
▪ Capital
▪ Stress test results
▪ Getting enough cash at the Parent to repay
Capital, Liquidity, and TARP Repayment

Capital Profile - Loss Absorbing Capital as a Percentage of Loans & Securities
Capital levels have improved from below peers to above peers

Capital Levels are Now Strong Relative to Peers
Source: SNL Financial. Zions as of 4Q11; peers as of 3Q11
1. Cash consists of cash & equivalents
2. Texas ratio defined as NPAs plus loans 90+ days past due (- accruing TDRs) / loss absorbing capital

▪ Robust capital levels in line with best performing banks that have repaid TARP and significantly better than those that have not

Source: SNL, ZION as of 4Q11; peers as of 3Q11
Annualized charge-off ratio. Reserves include loan loss reserve plus reserve for unfunded lending commitments.

Comparatively Stronger Loan Loss Coverage
Banks with TARP outstanding

Basel III New Capital Proposal
Basel III ratios are estimates
▪ If the new Basel III guidelines were effective today, Zions would meet the minimum capital requirements

What Happens if Things get Better?
AOCI Mark: Faster Prepays & Lower Rates Both Reduce AOCI
4Q11 Assumptions:
 • CPR:
 • 3% for banks with assets less than $15B
 • Banks with assets greater than $15B and are rated investment grade are assumed to prepay by the end of 2015
 • Discount Rates:
 • First Pay original AAA-rated: Libor + 6.5% (weighted average)
 • Second Pay original AAA-rated: Libor + 6.8%
 • Original A-rated: Libor + 17.6%
 • Original BBB-rated: Libor + 33.3%
 • Combined: Libor + 11.9%

Issues (all under Fed review):
▪ Capital planning, stress testing models and related process governance
▪ Capital
▪ Stress test results
▪ Getting enough cash at the Parent to repay
Capital, Liquidity, and TARP Repayment

Framing the “Zions Stress Scenario”
▪ The Zions Stress Scenario does NOT reflect our expectation of actual losses
▪ Forecast Zions’ Stress losses are based upon three models, equally weighted:
 – 1/3 Historical loss rates by loan type and by geography
 – 1/3 Historical loss rates by loan type on the aggregate portfolio
 – 1/3 Loan-level loss rates
▪ Model is believed to be conservatively biased, as changes to underwriting are not reflected in first two models
▪ Key inputs (IHS Global Scenario):
Variable	Zions Stress Scenario	Fed Supervisory Stress Scenario
Home price change - 2012	(19%)	(12%)
Home price change - 2013	(4%)	(9%)
Cumulative HP change -- 12/312013 EOP	(22%)	(20%)
Unemployment - Peak	12%	13%
GDP Index - 12/31/13 EOP (9/30/11 = 100)	97.2	96.8

Zions’ Stress Scenario Losses Greatly Reduced from Concentration Risk
Management
(In millions)
Actual Historical Loss
Zions’ Stress Scenario Loss

(In millions)

De-Risking: Historical Peak vs. Zions’ Stress SCENARIO
Actual Historical Loss (4Q08 - 4Q10)
Zions’ Stress Scenario Loss (4Q11 -
4Q13)
(In millions)
Loss Content Significantly Reduced
Common + Reserves significantly
enhanced

Issues (all under Fed review):
▪ Capital planning, stress testing models and related process governance
▪ Capital
▪ Stress test results
▪ Getting enough cash at the Parent to repay
Capital, Liquidity, and TARP Repayment

Zions Raised Substantially More Capital Than Peers
 Source: Zions internal documentation and SNL; reconciliation in the appendix.
 ¹ Calculated as median across all U.S. banks that received TARP, excluding acquired or defunct companies, as well as companies that were acquirors in deals greater than 10% of acquiror’s total equity as of Q3 2008; capital raised includes common and preferred issuances since receipt of TARP through redemption of
 TARP for companies that redeemed TARP
0%
40%
60%
80%
100%
120%
140%
160%
180%
TARP received (Nov 2008): $1.4B
40%
52%
92%
100%
20%
(20%)

▪ Relative to TARP, Zions has raised 124% in common and 47% in preferred stock, or a combined 171% of TARP received

TARP: Illustrative Parent Cash Flow
Constraints:
 • TARP redemption is subject to approval by the Fed of Zions’ capital plan (CaPR), the outcome of which is currently not known
 • Greater than 12 months to required funding at parent
 • All subsidiaries T1C > 9%, T1 > 11%, Total RBC > 12% under Zions’ Stress scenario
(In millions)

I. Overview & Executive Summary
II. Capital, Liquidity, and TARP
III. Earnings
IV. Credit Quality
V. Commercial Real Estate—Deep Dive
VI. Credit Process Changes
VII. CDOs
VIII. Affiliate Bank Presentations
IX. Summary
X. Break-out Sessions
Agenda

▪ Core franchise is intact—and stronger!
▪ Capital levels are strong
▪ Credit Trends: Improving & charge-offs below industry levels
▪ Core risks have been significantly reduced
 – Significantly reduced higher risk assets
 – Substantially enhanced credit risk team and other risk controls
▪ Profit restored
 – Earnings healthy at affiliate banks
 – Capital, financing and credit costs still high
▪ Capital and liquidity are there to repay TARP
▪ ROE improvement opportunities
 – Reduce credit-related costs
 – Rationalize capital and financing structure
Key Takeaways

Banks’ Earnings Stronger than Consolidated
2H 2011 Annualized
	ZFNB	Amegy	CB&T	NBA	NSB	Other & Eliminations	Consolidated
Pre-Tax Income	$209	$289	$272	$45	$74	($78)	$811
Parent Debt Costs							($201)
Tax, etc.							($214)
Net Income After Tax							$ 396
Preferred Dividends							($177)
Net Income to Common							$219

ROE Improvement Opportunities:
Credit and “Other” Costs in “Core” Earnings
2H 2011, After-Tax, Annualized
Normalize FDIC & OCC expense	$10.0
Reduce OREO and other credit related expense by 75%	60.0
Normal loan loss provision to 40 bps	(76.3)
Reduce net OTTI and fixed income securities gains/losses to zero	13.8
Cancel the Total Return Swap?	13.1
Adjust for 3 unusual items in 4Q11	18.6
Total credit-related improvements	$39.2

Capital Structure Cost Savings Opportunities:
2011-2015
Targeted Capital Issue - Repayment or Refinance ($ in millions, except per share figures)	Earliest Call or Maturity Date	AFTER- Tax Rate	Marginal Savings to EPS	Cumulative Savings to EPS	Cumulative Principal Outstanding
Series D Preferred Stock (TARP ~6.7% rate, including warrant accretion)	To Be Determined	7.0%	$0.52	$0.52	$1,400
Series B Trust Preferred (8.0% rate)	Currently Callable @ Par	4.9%	$0.08	$0.60	$1,694
Series E Preferred Stock (11.0% rate)	15 Jun 2012 @ Par	11.0%	$0.09	$0.68	$1,836
Series C Preferred Stock (9.5% rate)	15 Sep 2013 @ Par	9.5%	$0.37	$1.05	$2,545
Convertible Subordinated Debt - 5.65% May 2014	15 May 2014 (maturity)	16.3%	$0.07	$1.12	$2,672
Convertible Subordinated Debt - 6.0% Sep 2015	15 Sep 2015 (maturity)	13.9%	$0.10	$1.22	$2,903
Convertible Subordinated Debt - 5.5% Nov 2015	16 Nov 2015 (maturity)	13.2%	$0.08	$1.30	$3,093
▪ Significant repayment and/or refinancing opportunities on the horizon. The table below assumes full repayment to illustrate maximum potential cost savings.

▪ All amounts as of 4Q 2011; Sub debt after-tax rates are high due to the significant difference between book value and par, as well as the non-cash regular discount accretion. The table above does NOT include the effect of “accelerated” amortization expense, which occurs upon conversion. May not sum due to rounding.

ROE Improvement Opportunities:
Complex, high-cost capital and financing structure
2H11 Annualized After-Tax Savings
Repay TARP (cash cost)	$70.0
Preferred = 2% of RWA @ 9% dividend	29.5
Sub debt = 1% of RWA @ 7% interest	66.1
Sr debt = 2% of RWA @ 5% interest	15.0
Total improvement in capital & financing costs	$180.6

ROE Improvement Opportunities:
No change in RWA, revenue, or operating expense
2H2011 Annualized
Net income to common	$219
Net change in credit-related, other costs	39
Net change in capital and financing costs	181
Normalized net income to common	439
Tier 1 common @ 9.57% (steady state)	4,121
Normalized return on tier 1 common	10.6%
Risk free rate (10-yr US Treasury yield)	~2.0%

▪ Core franchise is intact—and stronger!
▪ Capital levels are strong
▪ Credit Trends: Improving & charge-offs below industry levels
▪ Core risks have been significantly reduced
 – Significantly reduced higher risk assets
 – Substantially enhanced credit risk team and other risk controls
▪ Profit restored
 – Earnings healthy at affiliate banks
 – Capital, financing and credit costs still high
▪ Capital and liquidity are there to repay TARP
▪ ROE improvement opportunities
 – Reduce credit-related costs
 – Rationalize capital and financing structure
▪ Will net interest income remain stable?
Key Takeaways

Loan Growth Trends
Source: Zions earnings release

Steady Loan Production and Statistics
Zions Bancorp

(In millions)
Weighted
Average
Grade
1. Production includes new relationship loans and increased balances on existing loans. Does not include loans that were renewed because of rate option reset dates.

New Loan Spread Narrowing But Stabilizing
Versus matched-maturity funds at transfer pricing rate
Cost of Interest Bearing
Deposits
Spread on Production:
New Business

Zions’ net interest margin excludes non-cash sub debt amortization expense and accretion on FDIC-acquired loans.
Peer group net interest margin adjusted for accretion of interest income on FDIC acquired loans, where applicable.
Source: SNL and company documents. Zions NIM as of 4Q11; peers NIM as of 3Q11

One of the Highest Net Interest Margins Comparatively

The Strong NIM is Not Achieved by Taking Excessive Credit Risk
But Is Due to A Focus on Small/Middle Market Banking and Strong Deposit Funding

Source: SNL and company documents. Zions data as of 4Q11; peers as of 3Q11
2008-2011 Average Loans Yield less NCOs. Yields
unadjusted for purchase accounting marks

(In millions)
The NIM is Stable When Adjusted For Cash

* Core net interest income excludes items that are one time or non-recurring in nature such as regular and accelerated discount amortization on convertible sub debt and additional accretion of interest income on FDIC loans.
• “Impact : Cash” refers to the adverse impact on the NIM due to the total balance of cash held in interest-bearing accounts. Assumes 4.5% loan give-up yield.

Floors: A Source of Support to NIM, But Eroding…

▪ Cumulative benefit:
 19 bps
▪ $6.4 billion of loans
 in-the-money, wtd
 avg 139 bps in the
 money
▪ Erosion (bps):
2012: 7
2013: 3
2014+: 9
Source: company documents as of 4Q11
Loan Maturity Year:
(In millions)

…But Zions Remains Significantly Asset Sensitive
▪ Zions expects net interest sensitive income to increase between an estimated 7.7% and
 10.3% if interest rates were to rise 200 bps* in the first year
▪ Assumes a 41% ($6.6 billion) attrition of non-interest bearing balances and a 15% ($1.1 billion) attrition of savings and NOW balances, with such funding replaced using simulated market rate funds.
12-month simulated impact using a static balance sheet and a parallel shift in the yield curve, and is based on regression analysis comparing deposit repricing changes against similar duration benchmark indices (e.g. Libor, U.S. Treasuries); it also includes management input across all major geographies in which Zions does business, intended to adjust for local market conditions. “Slow Response” refers to an assumption that market rates on deposits will adjust at a moderate rate (i.e. supply of deposits exceeds demand for loans); data as of
December 31, 2011

NIM Outlook
▪ New loan pricing now fairly stable
▪ Two pressures on NIM: ~4 bp / quarter in total
 – Rate resets on long reset loans made in ‘07 & ‘08
 – Maturing of loans with in-the-money floors
▪ Two offsets:
 – Declining deposit costs - for a few more quarters
 – Loan growth:
 ▪ ~$500 million of net growth per quarter required to offset both NIM pressures
 ▪ Achievable by late 2012 if gross production remains stable, as C&D and FDIC-
 supported loan attrition become negligible
▪ We remain “asset sensitive”

I. Overview & Executive Summary
II. Capital, Liquidity, and TARP
III. Earnings
IV. Credit Quality
V. Commercial Real Estate—Deep Dive
VI. Credit Process Changes
VII. CDOs
VIII. Affiliate Bank Presentations
IX. Summary
X. Break-out Sessions
Agenda

Credit Quality Key Takeaways
▪ Portfolio overview:
 – Problem credit metrics continue to improve
 – Major C&D risk has moderated
 – Term CRE risk is acceptable
▪ Functional process and staffing improvements in place

▪ Portfolio overview:
▪ Credit quality metrics have improved materially in:
 – All loan types
 – All geographies
▪ Problem loan inflows continue to slow; most resolutions
 are favorable; charge-offs are declining; loss severities
 are declining
▪ Loan loss reserve is strong and charge-offs are declining
Credit Quality Key Takeaways

Credit Quality Improving - Total Portfolio
	4Q10	3Q11	4Q11
Total Loan Balance ($B)	36.9	36.9	37.3
Total Delinquencies	3.5%	2.3%	2.0%
Nonperforming Loans	4.9%	2.9%	2.4%
Classified	9.5%	6.5%	5.6%
Total Loan Balance Key Statistics
Source: SNL

Credit Quality Improving in Commercial Real Estate
CRE Key Statistics
	4Q10	3Q11	4Q11
Loan Balance ($B)	11.1	10.2	10.2
Delinquencies	4.9%	2.7%	2.4%
Nonperforming Loans	6.8%	4.3%	3.7%
Classified	15.6%	9.8%	8.6%
CRE Loan Balance
Collateral
12/31/2011

Source: SNL

Credit Quality Improving in Commercial and Industrial
C&I Key Statistics
	4Q10	3Q11	4Q11
Loan Balance ($B)	18.2	18.9	19.2
Delinquencies	2.4%	2.0%	1.8%
Nonperforming Loans	4.1%	2.4%	1.9%
Classified	9.5%	5.8%	5.0%
Multi-Industry C&I 35%
Municipal  2%
Leasing  2%
Agriculture  2%
Total  42%
Other

Source: SNL

Credit Quality Improving in Consumer
Consumer Key Statistics
	4Q10	3Q11	4Q11
Balance ($B)	6.4	6.8	6.9
Consumer Delinquencies	2.6%	2.0%	1.7%
Net Charge-offs	2.0%	0.9%	0.9%

Source: SNL

Asset Quality Improvement is Broad Based…
 Source: company documents

… and Includes all Loan Types and Geographies

 Source: company documents

Classified Asset to Capital Ratio Improving

Pass Grade Commercial Credits Have Improved and Compare
Well to Peers
Source: company documents
* Pass grade or non-criticized/classified commercial loans held for investment, as reported by the companies in the
SEC documents. Includes C&I, commercial real estate, and owner-occupied; excludes consumer loans.

Classified & Nonaccrual Loan Inflows Loan Inflows
Continue to Decline
Source: company documents

(In millions)

Classified Relative to Capital Improving
 Source: SNL and company documents

Severity Rates are Stable to Improving & Favorable
Resolution Rates High
 Source: SNL and company documents
 Classified loan loss severity is a twelve month trailing loss rate
 1. Chart reflects problem credits that were $50k or greater in size; “Favorable” resolutions include loans changed to accrual status, loans paid down/paid off, or proceeds from real estate sales. Unfavorable resolutions include increases in balance, charge-offs, charge-downs, and valuation allowances on property held in REO. NPAs are grossed-up for new nonaccrual loan inflows during the quarters.

NCOs Continue Significant Step Down

 * Forecasted

ACL Peer Group Coverage Ratios

▪ Portfolio overview:
▪ Credit quality metrics have improved materially in:
 – All loan types
 – All geographies
▪ Problem loan inflows continue to slow; most resolutions
 are favorable; charge-offs are declining; loss severities
 are declining
▪ Loan loss reserve is strong and charge-offs are declining
Credit Quality Key Takeaways

I. Overview & Executive Summary
II. Capital, Liquidity, and TARP
III. Earnings
IV. Credit Quality
V. Commercial Real Estate—Deep Dive
VI. Credit Process Changes
VII. CDOs
VIII. Affiliate Bank Presentations
IX. Summary
X. Break-out Sessions
Agenda

Commercial C&D Key Takeaways
▪ Strong improvement in problem loans
▪ Reduced concentration in C&D
▪ C&D old vintage nearly gone
 – We didn’t kick the can down the road
▪ Experiencing cautious growth of newly
 underwritten C&D

C&D Balances Have Continued to Decline
Source: company documents

Majority of Remaining Construction in Healthy Markets
$954M Balance*
$1.9B Balance*

* Includes owner occupied, construction, and consumer lot loans

(In millions)
Continued Improvement in Classified C&D Loans

Source: company documents

Source: company earnings release
Nonaccrual and Net Charge-Offs Continue to Decline
C&D

(In millions)

• “Other” is comprised of FDIC acquired loans and loans that moved from HFS
• Converted to term value represents balance on loan in quarter before converting to term
• Source: Company documents, RAAP data
C&D Portfolio from 2007 Reduced 93% to $684M

$684M
$9B

• Converted to term value represents the balance on the 4Q07 loans in the quarter prior to converting to term between 4Q07 and 4Q11
• 54% of classified loans are current and accruing
• 99% of special mention loans are current and accruing
• Source: company documents
C&D Loans Converted to Term Loans Performing

$53M Special Mention
$1.3B
Pass: $749M
Classified: $62M

• “Other” is comprised of FDIC acquired loans and loans that moved from HFS
• Converted to term value represents balance on loan in quarter before converting to term
• Source: company documents
Majority of Today’s C&D Balance is Recent Production

Commercial C&D Key Takeaways
▪ Strong improvement in problem loans
▪ Reduced concentration in C&D
▪ C&D old vintage nearly gone
 – We didn’t kick the can down the road
▪ Experiencing cautious growth of newly
 underwritten C&D

Term CRE Key Takeaways
▪ Portfolio is well diversified
▪ Credit quality is improving
▪ Underwriting metrics are strong
▪ No wall of maturing underwater loans

Term CRE Predominately in Footprint
Portfolio Diversified by Geography and Property Type

Location
Property Type

(In millions)
Term CRE Credit and Loss Severity Improving

1. Twelve month trailing loss rate. For example, the Dec. 2010 trailing loss rate is the sum of the losses during
 Jan. - Dec. occurring on classified graded loans as of 1/1/2010, divided by the balances outstanding for the similarly graded loans as of 1/1/2010.

Source: company earnings release
Term CRE & Owner Occupied Problems Improving

(In millions)
(In millions)

(In billions)
Updated Weighted Average LTV = 63%
• Sample data: (loans > $500k, 75% of dollars outstanding
• LTV’s were adjusted using PPR’s market level/property type value trend indices.

Term CRE Metrics are Solid
Percentage of loans within each bucket that are nonaccrual

Term CRE Debt Yield Ratio

(In millions)
• Sample data: (loans > $500k, 75% of dollars outstanding

Years of Term CRE Origination Well Diversified

Percentage of loans within each bucket that are nonaccrual

Years of Term CRE Maturities Well Diversified
(In billions)

Average loan balance (in millions) within each bucket

No Tsunami of Term CRE Problem Maturities
* LTV’s were adjusted using PPR’s market level/property type value trend indices.
(In billions)

I. Overview & Executive Summary
II. Capital, Liquidity, and TARP
III. Earnings
IV. Credit Quality
V. Commercial Real Estate—Deep Dive
VI. Credit Process Changes
VII. CDOs
VIII. Affiliate Bank Presentations
IX. Summary
X. Break-out Sessions
Agenda

Credit Risk Management Changes 2010-2011
▪ Significant Corporate Credit Executive Upgrades
▪ Dedicated Executives for CRE, C&I, Small Business/Consumer
▪ Concentration Risk Manager
▪ Credit Systems Initiative Executive
▪ Credit Training Program Executive
▪ Data Integrity and Reporting Executives
▪ Four new, but experienced, chief credit officers in our eight banks in the last year
Enhanced Corporate Oversight
 ■ Originations
 ■ Account Management
 ■ Analytics
7

Credit Risk Management Changes 2010-2011
Originations
■ Concentration limits & process implemented
 ■ Boundaries for overall & specific risk types
 ■ New experienced concentrations executive in place
■ Underwriting standardized
 ■ C&I templates
 ■ CRE templates and risk hurdle process
 ■ Small business centralization and templates
 ■ Enterprise credit training instituted
 ■ Quality assurance reviews employed
■ High risk products, industries and borrowers curtailed by
 policy and approval process
■ New volume credit quality scrutinized
 ■ High risk and new borrower reviews
7

Credit Risk Management Changes 2010-2011
Account Management
■ Problem loan management upgraded and standardized
 ■ Corporate oversight function created; Executive in place
 ■ Workout practices
 ■ Foreclosure procedures standardized
■ TDR & Impairment process enhanced
■ Appraisal management standardized
 ■ Collateral monitoring, exception tracking system
 enhancements
■ New exception tracking and reporting created to reduce risk
7

Credit Risk Management Changes 2010-2011
Analytics
■ Stress testing and loss modeling expanded and improved
 ■ More granular CRE product modeling
 ■ Allowance for credit losses
■ Risk grading processes enhanced
 ■ System upgrades, expanded training, definitional
 refinements
 ■ Auto-grading
■ 23 credit system projects initiated; 6 completed
7

■ Concentration policy limits and organization established
 ■ Formal board approved risk appetite and resulting limits; overall risk boundaries aligned with capital planning
 ■ Concentration limit asset levels set conservatively lower than actual peak downturn
 ■ Current portfolios significantly below concentration limits
 ■ Risk assessment considers new production by market
 ■ CRE high risk loan alerts provided to relationship managers
 ■ CDO purchases prohibited by Board approved policy
Source: Zions internal documentation
Note: Portfolio exposure data as of Q2 2011; Regulatory Risk Based Capital represents year-end 2012 projection assuming TARP repayment
¹ Exposure is bank balance plus remaining commitment credit conversion factor of 100% for Construction, 50% for all other assets; Amegy energy risk limits are managed assuming 100% committed exposure;
additional total energy capacity as of Q3 11 was $922 million; Energy risk limits approved by Board of Directors December 12, 2011
2 Peak exposure from 2006 through 2011
3 Amegy Bank of Texas and Zions First National are the only banks with Leverage/Enterprise loan exposure greater than 20% of regulatory risk based capital. Exposure limits have been approved by Affiliate
Bank Board of Directors
Zions’ current reduced policy limits vs. current portfolio
Zions’ Concentration and Portfolio Management at
Parent…

…and Locally at Each of Zions’ Banks
Source: Zions internal documentation, Excl. Commerce Bank of Washington, Commerce Bank of Oregon as not being material
Note: Portfolio exposure data as of Q2 2011; Regulatory Risk Based Capital represents year-end 2012 projection assuming TARP repayment
¹ Exposure is bank balance plus remaining commitment credit conversion factor of 100% for Construction, 50% for all other assets
2 Peak exposure from 2006 through 2011
Amegy Bank of Texas CRE (excl OO)
National Bank of Arizona CRE (excl OO)
Zions First National CRE (excl OO)
California Bank & Trust CRE (excl OO)
Nevada State Bank CRE (excl OO)
Vectra Bank of Colorado CRE (excl OO)
Affiliates’ exposures across the entire portfolio are significantly below concentration limits
300%
100%
30%
15%
300%
100%
30%
15%
300%
100%
30%
15%
300%
100%
30%
15%
300%
100%
30%
15%
300%
100%
30%
15%
Portfolio exposure¹ as a % of regulatory capital
Limit exposure as a % of regulatory capital
Actual peak downturn CRE exposure² as a % of regulatory capital

Bottom Up CRE Risk Evaluation
MSA & Product Hurdle Process
Why Risk Hurdles?
•Common enterprise-wide market view and framework to assess CRE lending risk
•Consistent methodology and data set to analyze and establish CRE risk appetite
•Lending Strike Zone -- aligns market views between credit and lenders
•Triggers for early warning signs and portfolio management - what to reduce, what to increase
What are Risk Hurdles?
―High - highest risk; falling rents/values; rising vacancy; high historical losses
―Medium - moderate risk; specific issues addressed
―Low - lowest risk; balanced supply/demand; stable to rising rents/values

Credit Quality Key Takeaways
▪ Credit quality metric have improved materially in:
 – All loan types
 – All geographies
▪ Problem loan inflows continue to slow; most resolutions are favorable
▪ Loan loss reserve is strong and charge-offs are declining
▪ Strong improvement in problem loans
▪ C&D risk well managed and under control
 – Reduced concentration in C&D
 – C&D old vintage nearly gone
▪ Term CRE risk is diversified
 – Portfolio is well diversified and conservatively underwritten
 – No wall of maturing underwater loans
▪ Process improvement
▪ Concentration management formalized w/ Board review
▪ Credit oversight processes and overhaul largely in place

I. Overview & Executive Summary
II. Capital, Liquidity, and TARP
III. Earnings
IV. Credit Quality
V. Commercial Real Estate—Deep Dive
VI. Credit Process Changes
VII. CDOs
VIII. Affiliate Bank Presentations
IX. Summary
X. Break-out Sessions
Agenda

What We Told You Last Time (Analyst Day 2010)
▪ The FDIC has limited resources: they closed the larger banks first in the crisis, and are now moving on to smaller banks
▪ Zions tends to have less exposure to smaller banks in our Bank Trups
 CDO portfolio
 – Smaller banks were less likely to issue trust preferred securities
 – For smaller banks that did issue trust preferred securities the aggregate collateral exposure tends to be much smaller
▪ Even if the number of bank closures remains elevated, the impact of those closures should continue to diminish

CDO Takeaways
▪ Significant tangible common equity tied up due to high discount rates
▪ Deferring banks have a choice: repay; declare bankruptcy; sell
▪ We are Seeing:
 – Fewer and smaller failures
 – Reduced exposure to failures
 – Actual re-performance
▪ We believe there is more upside potential vs. downside risk

The CDO Portfolio is Fairly and Conservatively Valued
■Amortized cost of the CDO portfolio
 reflects $453 million of impairment
 (OTTI) and valuation adjustments
 already taken
■OTTI estimates are based on
 conservative in-house models,
 which:
 ■Are based on predicted default
 rates by underlying individual
 institutions;
 ■Have been assessed by a 3rd party;
 and
 ■Have consistently over predicted
 defaults
■Differences between amortized cost
 and carrying values of ~$1 billion
 AOCI reflect current market spreads,
 which are expected to narrow with
 time
16

Total Bank Failures and Failures in Zions’ CDOs are Declining

Our CDO Model is Consistently Over Predicting Defaults
Fewer total U.S. bank failures per year, and Zions has fewer exposures to those failures
Source: Zions internal documentation
¹ Zions Base scenario estimate
94%
73%
44%
Zions actual CDO U.S. bank failures vs. predicted
Zions actual
CDO U.S. bank
failures vs.
predicted
1

Most Failures in 2011 Carried a 99% or Higher Probability of Default
Prior to the Failure
* Management for this bank ($20mm aggregate exposure) currently appealing closure, given strength of capital ratios prior to closing

Modeled Probabilities of Default are Improving - (5 Year Cumulative)

Increase in
performing bank
average PDs in
3Q11 and 4Q11
caused by adding
PD floors

OTTI: But what if the Economy Gets Worse?
	Additional:
	Total Bank Failures (3)	OTTI ($ in millions)
Additional Stress (1)	≈660	$318
Zions Stress (2)	≈530	$172
Zions Base	≈290	$0
(1) Additional stress to get to the approximately 15% cumulative default rate observed during the 1987-1993 period of the S&L Crisis
(2) During 2012-13 key economic indicator worst points as follows: Unemployment 11.8%; FHFA housing price index down 28%; GDP down 5%
(3) Additional bank failures implied from 2012-2016

New Bank Deferrals in Zions’ CDOs are Trending
Downward

Total Banks in Deferral Appear to Have Peaked
As of 12-31-11

Deferring Bank Re-performance has Increased
As of 12-31-11

What Happens if Things get Better?
OTTI: Increased CPR Speed Results in a Modest Increase in OTTI*
4Q11 Assumptions:
 • CPR:
 • 3% for banks with assets less than $15B
 • Banks with assets greater than $15B and are rated investment grade are assumed to prepay by the end of 2015
 • Discount Rates:
 • First Pay original AAA-rated: Libor + 6.5% (weighted average)
 • Second Pay original AAA-rated: Libor + 6.8%
 • Original A-rated: Libor + 17.6%
 • Original BBB-rated: Libor + 33.3%
 • Combined: Libor + 11.9%

* OTTI would be partially offset by securities gains from more senior tranches being paid down at par (Lockhart securities purchased at a discount)

What Happens if Things get Better?
AOCI Mark: Faster Prepays & Lower Rates Both Reduce AOCI
4Q11 Assumptions:
 • CPR:
 • 3% for banks with assets less than $15B
 • Banks with assets greater than $15B and are rated investment grade are assumed to prepay by the end of 2015
 • Discount Rates:
 • First Pay original AAA-rated: Libor + 6.5% (weighted average)
 • Second Pay original AAA-rated: Libor + 6.8%
 • Original A-rated: Libor + 17.6%
 • Original BBB-rated: Libor + 33.3%
 • Combined: Libor + 11.9%

What Happens if Things get Better?
A Net Positive Impact to TCE/Share
 • CPR:
 • 3% for banks with assets less than $15B
 • Banks with assets greater than $15B and are rated investment grade are assumed to prepay by the end of 2015
 • Discount Rates:
 • First Pay original AAA-rated: Libor + 6.5% (weighted average)
 • Second Pay original AAA-rated: Libor + 6.8%
 • Original A-rated: Libor + 17.6%
 • Original BBB-rated: Libor + 33.3%
 • Combined: Libor + 11.9%
	CPR Speed	Discount Spread
Scenario 1	6%	20% Better
Scenario 2	9%	40% Better
Scenario 3	12%	60% Better
After-tax TCE per Share Impact by Scenario
	From OTTI	From AOCI	Total Net	%TCE/Share
Scenario 1	$(0.20)	$0.64	$0.44	2.3%
Scenario 2	$(0.32)	$1.33	$1.01	5.3%
Scenario 3	$(0.40)	$2.10	$1.70	8.9%

* OTTI would be partially offset by securities gains from more senior tranches being paid down at par (Lockhart securities purchased at a discount)

CDO Takeaways
▪ Significant tangible common equity tied up due to high discount rates
▪ Deferring banks have a choice: Repay; Declare Bankruptcy; Sell
▪ We are Seeing:
 – Fewer, and smaller failures
 – Reduced exposure to failures
 – Actual re-performance
▪ We believe there is more upside potential vs. downside risk

I. Overview & Executive Summary
II. Capital, Liquidity, and TARP
III. Earnings
IV. Credit Quality
V. Commercial Real Estate—Deep Dive
VI. Credit Process Changes
VII. CDOs
VIII. Affiliate Bank Presentations
IX. Summary
X. Break-out Sessions
Agenda

February 2012

Utah Economy
Utah
Employment
• Ranks third of the 50 states as measured by the growth rate of employment
• Economy has regained roughly half of jobs lost in late 2008 through early 2010
• Increasing economic diversification - five major employment sectors each added at least 5,000 net new jobs in past 12 months
Housing
• 2011 home sales at highest level in three years (up 9% over 2010)
• Inventory levels down nearly 24% in 2011 - current inventory supply of 7.2 months, compared to 10.5 months
• Prices down 8% compared to 2010
• Foreclosures down 32% compared to 2010
Climate
• Forbes magazine - Best State for Business (last two years)
• Projected state budget surplus of $400 million ($280 ongoing/$120 one-time)

Idaho Economy
Idaho
Employment
• Average total employment during 2011 slightly exceeded 2010 - the first calendar year increase since 2007
• Unemployment at lowest level in two years
Housing
• Boise (Ada County) inventory levels down 31.5% in 2011 - current inventory supply of 4.4 months, compared to 8.0 months
• Prices up 1.8% compared to 2010
• Foreclosures down 40% compared to 2010
Climate
• Economic climate ranks 10th nationally
• 5th lowest cost of business
• Ranked 4th in entrepreneurial activity by the Kauffman Foundation

Utah and Idaho Economy
	Utah		Idaho
	Peak	2011	Peak	2011
Employment (in 000s)	1,331.3	1,260.2	731.9	698.4
Unemployment rate	8.0%	6.0%	9.7%	8.4%
Retail sales growth	12.0%	4.8%	8.0%	2.5%
Housing starts	24,000	8,700	19,000	5,500
Population growth (2011 v. 2010)	1.9% (#3 in nation)		0.9%

Revenue Summary

Pre-tax Core Earnings Summary
Adjusted Pre-Tax Income
Adjusted Pre-Tax Pre-Provision Income
* Adjusted for securities gains (losses).
*  Adjusted for credit-related expenses and securities gains (losses).

Credit Quality Trends
Net charge-offs & nonaccrual loans
Charge-offs

Credit Quality Trends
Classified assets
Classified Assets
Classified / Tier 1 + Reserve
(includes classified securities)

Core Lending Growth
Annual loan growth (reduction) by category

Lessons Learned In This Cycle
The need to be disciplined with concentrations of credit
• Both by product and geography
The need to enhance diversification of revenue
• Non-interest income v. net interest income
• Less capital intensive revenue stream
The need to carefully monitor “irrational” market trends
• MSAs experiencing real property valuation well in excess of the national rate for extended period should be avoided
The need for enhanced underwriting discipline
• Real equity v. perceived equity
• Cannot be complacent in thinking we have collateral value to cover the debt
• Willingness to walk away from transactional deals

What We Did Right In This Cycle
Commitment to relationship banking
• We know and understand our clients - the people side of underwriting
Problem asset intervention and disposition
• Early identification and aggressive action to speed problem asset resolution
Aggressive and effective management of reputation
• Officers “out on the street” actively communicating with clients
• American Banker survey conducted by Reputation Institute ranked Zions
 Bank as the 2nd most reputable U.S. Bank (one of only two banks to score over 70)

2012 Business Initiatives
Focus on revenue growth
• Aggressive cross-sell efforts
 • Treasury Services (expanded small business package)
 • Insurance
 • Private Banking / Wealth Management
• Interest rate management
• Consumer checking account changes
 • Overhauled checking account offering to partially recoup lost revenue from Durbin Amendment
Focused loan growth initiatives
• Small business lending (no one does it better)
• Residential mortgage
• Bankcard
• Corporate lending

2012 Business Initiatives, continued
Focus on expenses
• Rationalize use of delivery channels
• Enhanced efficiency through electronic delivery
 • E-Statements - current penetration = 32.1%; target = 50%
 • E-Notices - current penetration = 9.7%; target = 50%
 • Self-service Internet Bank / Mobile Banking
• FTE Efficiency
Maintain focus on risk
• Regulatory risk
• Credit risk
• Interest rate risk

Key Operating Expense Comparisons
($ in 000s)	2007	2011	% change
Salaries and Benefits	$201,697	$202,087	0.2%
# FTE	2,668	2,487	(6.8%)
Net Occupancy	$15,177	$15,006	(1.1%)
# Branches	139	131	(5.8%)
Supplies, Postage & Shipping	$12,925	$9,142	(29.3%)
Legal & Professional	$9,132	$7,439	(18.5%)

Significant Expense Opportunities
($ in 000s)	2007	2011
FDIC Premiums	$2,464	$21,231
OREO	$2,638	$35,897
Credit-Related Expense	$4,843	$29,973

• Utah “Best of State”
 • Best Bank (7th consecutive year)
 • Economic Development (2nd consecutive year)
• American Banker - 25 Most Powerful Women in Banking
 • Top Women Banking Team Award
 • LeeAnne Linderman, EVP, Branch Banking - #23 Most Powerful Women in Banking
• U.S. Small Business Administration
 • Utah top provider of SBA 7(a) loans (18th consecutive year)
 • Idaho top provider of SBA 7(a) loans (10th consecutive year)
 • Nation’s top provider of SBA 504 loans
 • Financial Services Champion of the Year - Harris Simmons, Chairman
 • Women in Business Champion of the Year - Diana Kirk, EVP, Private Client Services
• Greenwich Associates
 • Excellence in Small Business and Middle Market Banking (13 awards)
• American Banker Reputation Institute Study
 • 2nd most reputable U.S. Bank (one of only two banks to score over 70)
2011 Awards and Recognition

Amegy Bank of Texas
February 2012

Houston Economy…One Of The Nation’s Strongest
•  Population: 5.9 million…ranks 4th
•  Employment: 2.6 million jobs
•  Unemployment rate: 7.3%
•  Gross area product: $363 billion
•  2011 Housing starts: 20,000
•  25 Fortune 500 companies are headquartered in
 Houston

Operating In A Diversified Economy
• 3,700+ energy-related
 establishments
• Home to 42 of the nation’s 137
 publicly traded oil and gas E&P
 firms, and 11 of the top 25
• The nine refineries in the
 Houston region produce 13.8%
 of the total U.S. capacity.
• 142,600+ jobs
• Construction projects worth $7+
 billion slated for completion by
 2014
• Creates $14 billion in regional
 spending
• 1,000+ acres; larger than
 Chicago’s Inner Loop
• 33.8 MM sq. ft. of patient care,
 education and research space
• 49 institutions
• First in U.S. in foreign tonnage;
 second in U.S. for total
 tonnage; world’s tenth largest
 (2007)
• 7,000+ ships visit annually
• $15 billion petrochemical
 complex; second largest in the
 world
• 3,500+ companies trade 180+
 types of products in 183
 countries
Home of the world’s largest
health care complex
Energy capital of the world
Port of Houston

Core Earnings Remain Strong

Balance Sheet Items	2008	2009	2010	2011

Loans	$ 9,124	$ 8,417	$ 7,523	$ 7,889

Demand Deposits	$ 2,640	$ 3,937	$ 4,335	$ 5,276
Interest Bearing Deposits	5,858	5,303	4,500	4,407
Total Deposits	$ 8,498	$ 9,240	$ 8,835	$ 9,683

Income Statement Items

Net Interest Income	$ 370	$ 386	$ 392	$ 384
Non Interest Income	155*	129	143	145
Total Revenue	525	515	535	529
Direct Expenses	228	231	250	242***
Total Expenses	283	293	314	316
Pre-Tax/Pre-Provision	242	222	221	219
Provision	72	443	126	(41)
Net Income after Tax	$ 86	$ (149)**	$ 59	$ 162

Ratios
Net Interest Margin	3.92%	3.90%	3.98%	3.91%
Fee Income Ratio	29%	25%	27%	27%
Cash ROTE	16%	-15%	5%	12%
Cash Efficiency Ratio	53%	56%	58%	59%
Tangible Common Equity Ratio	7.14%	8.63%	9.07%	9.65%
FTEs	1,743	1,584	1,604	1,633
*Adjusted for $38mm in swap gain in ’08
** Adjusted for $632mm goodwill charge in ’09
***Excluding prior period BOLI adjustment

Credit Quality…Significant Improvement
0.29%
1.64%
2.01%
0.93%
0.13%

Classified & REO as a % of Tier 1 + ACL

2008 - 4Q2011
16 Qtrs Annlzd

1.21%
1.56%
1.97%
2.11%
2.69%
2.86%
1.88%
Net Charge-offs…Fared Better Than Most
*Peer Averages are not weighted, Peer Group includes 48 publicly traded companies with assets > $10 Billion.
* Zions Analyst Peer Group consists of 19 publicly traded banks stock analysts deem Zion’s Peer.
2010

1.98%
1.96%
2.56%
2.26%
3.58%
3.68%
2.25%
Amegy Bank
Peer Average
Zions Bancorporation
Zions Peer Group
JPMorgan Chase
Bank of America
Wells Fargo
2009
1.64%
2.08%
2.28%
2.76%
3.36%
3.40%
2.10%
2008
.32%
1.04%
.96%
1.42%
1.67%
1.72%
1.84%
2011
.93%
1.10%
1.26%
1.45%
1.76%
2.30%
1.41%

What We Learned This Cycle
Problem
Credit Forecasting
Segmented Workout
Activity
Concentration
Management

Pass
Credit
Reviews
Out of
Market
Lending

What We Did Right In This Cycle
Stable “Core”
Revenue/Earnings
Laser Focused on
problem loan resolution
Focused enhancements to
credit process
Culture Matters
Strong Calling Program
  +
Market Leader in Loan Pricing
  +
Focus on cross-selling
  +
FTE/Expense Discipline
=

Moving Forward…Solid Loan Production Mix
2011 Outstanding Balances ($000,000)
($100)
($200)
($300)
($400)
($500)
($181)
($83)
($412)
$435
C&I
Energy
Consumer
Coml Constr
Land A&D
Term/Other RE
Total Bank

Moving Forward…Fee Income Growth Potential
Base Fee Income		$ 103,000

High Growth Opportunities
Factoring	$ 11,000

Retail Products*	$ 9,300

Residential Mortgage	$ 7,100

Foreign Exchange	$ 6,600

Investment / Brokerage	$ 4,300

Purchasing Cards	$ 2,500

Merchant Services	$ 1,400

Subtotal:		$ 42,200
Total 2011 Fee Income*:		$ 145,200
*Debit card income adjusted to reflect annual impact of Durbin
Amendment. Actual 2011 Fee Income similarly adjusted.
In millions

Moving Forward…Disciplined Expense Control

($'s in millions)	2008	2009	2010	2011
	Actual	Actual	Actual	Actual

Total Revenue	$ 525.1*	$ 514.3	$ 535.3	$ 529.6

Controllable Expenses	221.1	200.6	204.9	220.6**

Credit-Related Expenses
FDIC insurance assessment	4.6	21.6	25.9	12.0
Appraisal, recording and filing fees	1.7	3.2	8.1	6.4
Other real estate expense	1.0	5.4	10.7	3.3

Subtotal	7.4	30.3	44.7	21.7

Total direct expenses	$ 228.5	$ 230.8	$ 249.6	$ 241.3

FTE	1,743	1,584	1,604	1,633

*Adj for $38mm swap gain **Excluding prior period BOLI adjustment

Opportunity…“Just Getting Started”
• First 21 years…1 location, 20 employees and $50 million in assets to 81 locations, 2,000 employees and $12 billion in
 assets
• 5% deposit share vs. 62% deposit share of JPMC, WFC, BAC
• 2nd largest regional bank in Texas to Frost
• #1 middle market (lead relationship share)
• #3 SBA lender in Houston
• #7 in U.S. for Ex-Im working capital commitments
• Record year in mortgage production
• Strong, diversified loan portfolio with strength in commercial, corporate, energy, CRE, and small business
• Solid fee income potential

Energy Loan Portfolio

Energy Cycle

Oil and Gas: A Historical Snapshot

Rigs Transitioning To Oil/Liquids

Credit Quality
Energy Services
Reserve Based, Midstream and Other

Energy Service Exposure By Market Segment
$2.1 Billion in Commitments
• Consolidation trend
 continues
• Underwriting with
 strong equity and short
 amortization
• Significant private
 equity involvement

Reserve-Based Underwriting
Typical Oil & Gas Reserve Based Loan
($ in millions)
$100 - value using NYMEX oil and gas prices at PV 10%
$ 85 -  Amegy risk-adjusted reserves (i.e. collateral value)
$ 68 - apply Amegy prices (75-100% of NYMEX)
$ 51 - loan value 75% adv. rate (25% of projected production hedged)
$ 41 - loan value 60% adv. rate (no hedging)
Note
• Average utilization on facilities ~55%.
• PDNP reserves limited to 25%
• Base case-loan must repay with 40% of reserves remaining
• Sensitivity-75% of base price with no future increase. Loan must repay in life of reserves.

Gas Shale Plays: A New Dimension

Natural Gas Exposure…Very Manageable
*Excluding midstream and downstream

Outlook
Industry Condition
• Consolidation has resulted in larger companies with stronger balance sheets and access to multiple capital sources
• Significant private equity firm involvement
• Low gas price will naturally reset over time
• Complexity of drilling techniques will only increase
Amegy’s Energy Team
• Experienced team
• Conservative underwriting standards
• Active use of hedging
• Diversified energy portfolio

California Bank & Trust

David Blackford

February 2012

California’s Economic Engine
Gross State Product = $1.9 trillion, 13% of Total US economy1
• Measured independently, CA would
 rank as 8th largest in the world
• State attracts 50% of all Venture
 Capital investment $2
• California contains 3 of top 10
 “super zips” - 95 - 99th percentile
 combined wealth/education index
• 5 of top 10 public universities in CA
 3
• Consumer electronics and
 social media unique bright
 spots in difficult economy
• Significant multiplier impact on
 communications, tech sales
• Growing and transformative
 influence on biotech, health
 care, entertainment, financial
 services
• 2011 exports eclipsed 11 year-
 old record
• $159 billion in exports was
 11.2% increase over prior year
• Led by sales of high-tech
 products
Home to many of world’s
leading technology companies
Capital and talent magnet
California sets export record
(1) 2010 data
(2): 2006-11, Price Waterhouse Cooper
(3) U.S. News ranking

CA Economy
➢ Unemployment rate of 11.1%
 ➢  2nd highest in U.S., but down from
  12.5% a year ago
 ➢ Varies greatly by region
 • SF/San Mateo: 7.3%
 • Orange County: 7.8%
 • San Diego: 8.9%
 • Inland Empire: 12.2%
 • Fresno: 16.2%
➢ Multifamily construction leads
 homebuilding

Revenue and Pre-tax Core Earnings Summary
(1) Excludes securities losses and bargain purchase gains on FDIC assisted acquisitions. Net Interest
Income for 2010-11 includes discount accretion on FDIC supported loans that is 80% offset by
Indemnification Asset Amortization included in Non-interest Expense

Credit Quality
%=CBT NCO as % of CBT total loans (excluding FDIC-
supported loans)

Credit Quality1
(1) Based on outstanding loan balances, excludes FDIC Supported
Assets

What We Learned This Cycle
➢ Late-cycle lending requires extraordinary care and discipline
 ➢ 85% of CRE losses in past 12 years originated in 2005-2007
 ➢ Margin for error is diminished: Loans with two or more
➢ Housing sector performance has strong impact on commercial RE and non-Real Estate credit products and industries
 ➢ Retailers and retail rents/vacancies
 ➢ Mortgage companies, suppliers, design firms
 ➢ Also translates to office vacancies and rent declines
 ➢ High reliance of small businesses on home price appreciation
➢ Transactions outside of core competencies and markets, although limited, have disproportionate impact on loss rates

What We Did Right This Cycle
➢ Disciplined growth and attention to creating shareholder value throughout business cycle
➢ Strong credit culture with very experienced lenders and high-
 accountability approval process
➢ Avoided sub-prime mortgage products
➢ Early and aggressive problem asset disposition reduced loss and problem asset levels
➢ Maintained strong core earnings to absorb ALLL build
➢ Successfully executed two FDIC-supported acquisitions with significant financial contribution

State of the Bank
➢ 2011 Highlights
 ➢ Organic loan growth in 2H, with $300M of growth since March 2011 (excluding
 FDIC supported loans)
 ➢ Record year for mortgage production and international banking revenue
 ➢ Added high quality mini-perm transactions - Average LTV 59-64% with concentration in coastal markets (92% of CA originations)
 ➢ Much lower credit losses from Vineyard acquisition contributed to high discount accretion - however this will reduce in 2012-13 as portfolio pays down
 ➢ Steady improvement in all credit quality measures each quarter
➢ Current State of the Bank
 ➢ Strong capital - Dividends resumed, paying $42.5M in 2H11
 ➢ Valuable core deposit base - cost of 17 bps in 4Q11
 ➢ Among the highest NIMs in the industry - 4.96% reported, 4.30% core in 4Q11
 ➢ Net charge-offs at pre-crisis levels - 24 bps in 4Q11

➢ Achieved desired balance sheet diversification in recent years
➢ Targeted focus on resilient markets with rebounding economies
➢ Supported by key business partners: Cash Mgmt, International (Trade and FX), Wealth
 Management, Leasing, Bankcard
➢ Better positioned to grow after exiting a significant number of relationships
Major Business Lines
Total Loans
San Diego Division: Super-community bank with expertise in small business, lower middle market, private banking, and RE lending	$1.5B
Business and Personal Banking: Small business, executive banking, and high-end retail banking north of SD	$1.2B
Commercial Banking: Targeting middle market throughout CA	$1.4B
Real Estate Lending: Focus on high quality developers and investors with emphasis on mini-perm and bridge loans	$1.5B
Mortgage Lending: Relationship-deepening business, focus on conservative jumbo ARM lending	$1.1B
SBA Lending: General purpose SBA 504 and conservative SBA 7a equipment and RE in CA	$0.8B

2012 Business Initiatives
➢ Improve Performance of Branch Network
 ➢ New executive hired to run branches and small business banking north of
 San Diego
 ➢ Continue branch repositioning strategy
 o Closed 5 branches in 15 months while retaining 80% of deposits to date; 2 additional closures scheduled for April
 o Reinvesting a portion of savings in stronger markets
➢ Revamp delivery to small business
 o Restructure certain credit products based on lessons learned
 o Review sales/marketing structure, delivery of credit, and deposit offerings
➢ Capitalize on strength of Bay Area and Silicon Valley
 o Opened S.F. real estate lending office in 2011
 o Experienced commercial banking team already in place
➢ Strong focus on cross sell and fee income replacement/expansion

Key Operating Expense Comparison
($ in millions)	2007	2009	2011
Salary and Benefits	128.2	140.6	148.7
Occupancy and FFE	36.2	37.1	37.3
FDIC Ins/Regulatory Exp	0.4	20.6	15.1
OREO	0	9.2	3.7
Other Direct	42.2	43.7	44.1
Allocated Expenses	16.9	39.0	48.9
Subtotal	223.9	290.3	297.9
IA Amortization	0	0	54.2
Total	223.9	290.3	352.1
Average FTE	1,603	1,571	1,591
Source: Internal Management Financials
Systems converted to Bancorp platform in Aug 2007
Alliance and Vineyard Acquisitions were completed in 2009

Significant Expense Reduction Opportunities
➢ Credit expenses will come down due to lower problem asset levels and activity
 ➢ Less staffing, legal, appraisal, and collateral preservation expenses
 ➢ OREO costs have already been reduced to $3.7 million in 2011 from peak of $9.2 million in 2009
➢ FDIC insurance expense expected to decline by $7 million in 2012
➢ FTE down by 69 since Dec. 2010. Additional benefit of this decline expected in 2012
➢ Further reductions expected from initiative to improve
 performance of branch network

National Bank of Arizona
February 2012

Arizona Economy
Slowly Improving - Employment Increasing
Public Sector Drag
Housing Overhang
 ➢ 200,000+ Vacant Units Phoenix (14%)
 ➢ Half of Homes have Negative Equity to Mortgage
 ➢ Mortgage Delinquency 11%
 ➢ Strategic Defaults
Slow Population Growth
 ➢ Population Mobility Lowest Since 1948
Business Spending/Hiring Remain on Hold

Arizona Economy
	Peak	Now
Population Growth	3.5%	.5%
Employment	2.95M	2.88M
Retail Sales	$55B	$48B
Housing Starts	90,000	14,000

Revenue and Pre-tax Core Earnings Summary
Core Earnings = Pre-tax Income + Credit Related Expenses +
Goodwill Impairment + Gain/Loss on Securities
Adjusted Pre-Tax = Pre-Tax Income + Goodwill Impairment +
Gain/Loss on Securities

Nonaccrual Loans & Net Charge-offs

Classified Loans & Oreo / Tier 1 + Reserves

What We Learned This Cycle
Improve Diversification of Revenue and Loan
 Portfolio
Be Disciplined with Concentrations of Credit
 • Custom Lot Financing
 • Higher Risk A&D
Quality and Depth of Real Estate Project Equity

What We Did Right In This Cycle
Local Level Asset Disposition
LTV/LTC Discipline Helped Mitigate Loss
Early and Aggressive Problem Asset
 Intervention/Disposition

2012 Business Initiative #1
Private Banking/Wealth Management
 ➢ Integrated Executive Banking, Private Banking and Wealth
 Management into a new division, Wealth Strategies
 ➢ Physically consolidated and relocated Wealth Strategies to
 Gainey Ranch Office, creating a full-service team
 ➢ Wealth Strategies Team participated in and completed the
 Cannon Training for Wealth Strategist - Sales and Practice
 Management Skills
 ➢ Developed and Launched Marketing efforts for Specialty
 Banking for Medical Professionals

Corporate Banking Group
 • 2010 - 2011 Commitments: $308 million
 • 2010 - 2011 Outstandings: $139 million
Commercial Real Estate Group / CB&T
 •  2011 Commitments: $357 million
 •  2011 Outstandings : $209 million

2012 Business Initiative #2

Key Operating Expense Comparison
	2007	2011
Salary and Benefits	$68,098	$60,854
#FTE	1,137	926
Occupancy	$12,039	$11,887
# Branches	80	74*
Supplies and Postage	$3,452	$2,084
Marketing	$2,625	$1,951
Armored Car	$2,032	$718

Significant Expense Opportunities
	2007	2011
FDIC Premium	$1,281	$6,204
OREO	$1,537	$18,900
Credit Related Expense	$1,620	$7,756

•  #1 Bank - Ranking Arizona 2011 - Ranking Arizona Magazine
  (Voted #1 Bank - 9 of the last 11 years / 5 years in a row)
• Best of the Best - Ranking Arizona 2011 - Ranking Arizona Magazine
• Best of the Valley - Best Private Bank 2011 - Arizona Foothills Magazine
• Top 25 Workplaces for Women 2011 AZ Magazine
• Best of Business Award (National Commercial Banks)
 Flagstaff 2011 Small Business Commerce Association
• Corporate Partner of the Year 2011 - NAWBO
• Best of Tucson - Best Bank 2011 - Arizona Foothills Magazine
• Arizona's Most Admired Companies Award 2011
    Arizona Business Magazine
• Best Companies AZ - ULBC Corporation of the Year 2011
  United Latino Business Coalition

2011 Awards

Nevada State Bank
February 2012

Nevada Economy
Signs of improvement - after two + years of contraction:
 Employment
 ➢ 1.4% increase in 2011, 2.1% projected for 2012 (unemployment at 12.5%)
 Consumer Spending/Visitor Volume
 ➢ 2011 taxable sales up 7.2% over 2010
 ➢ 2011 Gaming revenues up 2.5% over 2010
 ➢ 2011 Visitor volume up 3.2% over 2010
Challenges remain
 Real Estate Overhang
 ➢ 60,000+ vacant housing units in Las Vegas (8%)
 ➢ Approximately 58% of homes are under water
 ➢ Mortgage delinquency 2x national average, but down to 12.66% (peaked
 16.19%)
 ➢ Office market vacancy at 25.3%, up from 23.8% one year ago
 Significant Business Spending/Hiring Remain on Hold

Net Interest and Noninterest Income Summary
* - Excludes REO losses, acquisition gains and
income from swaps/hedges

Credit Costs and Gross Revenues Summary

Pre-tax Core and Unadjusted Earnings Summary
* - Represents pre-tax income, adjusted for provisions for credit losses and REO losses

Nonaccrual Loans & Net Charge-offs

Nonaccrual Loan Inflows

Classified Assets & Classified Assets / Tier 1+Reserves

Lessons Learned
More Diversification of Revenue Sources and Loan
 Portfolio
Be Disciplined with Concentrations of Credit
 • Higher Risk A&D
Enhance assessment/understanding of Global Cash
 Flow
Focus on relationship lending with limited
 participation in syndicated deals

What We Did Right In This Cycle
Local Level Asset Disposition
Early and Aggressive Problem Asset Intervention/
 Disposition
Diversified revenue streams with growth in controllable
 fee income and C&I/Consumer loan balances
Enhanced Credit Culture with investment in personnel,
 training and infrastructure

2012 Business Initiatives
Focused Loan Growth Initiatives
 ➢ Business Center hub strategy
 ➢ Competitively priced consumer loans
 ➢ Increased loan growth production incentives
Fee income
 ➢ Continued growth in products-per-client and cross-sell ratio
Excess Cash Deployment
 ➢ Continued purchase of SBA pools, municipal bonds/loans/leases and other high-grade investments
Expense Reduction Initiatives
 ➢ Exit unprofitable relationships
 ➢ Significant decreases in foreclosure/troubled loans FTE
 ➢ Reduce branch expenses with reduced hours and emphasis on electronic and mobile banking

Key Operating Expense Comparison
	2007 Actual	2011 Actual	2012 Budget
Salaries and benefits*	$49,778	$55,995	$55,040
#FTE	854	827	789
Occupancy & FF&E	$15,584	$14,387	$14,823
# Branches	74	53	51
Legal/Pro, Supplies, Advertising	$7,381	$6,574	$6,384
Other operating	$14,820	$13,849	$12,784
* - Growth from ‘07 - ’11 due to staffing specifically related to three FDIC-assisted transactions, Special
Assets and Credit Admin staff additions, certain reversals in 2007, and declines in FAS 91 deferrals due to lower loan originations

Significant Expense Opportunities
	2007	2011
FDIC Premium	$640	$5,920
OREO	$0	$7,743
Credit Related Expense	$154	$3,482

Vectra Bank Colorado
February 2012

Colorado Economy
• Colorado Entered Recession Late and is Emerging Late, but
 Strengthening
• Housing Inventory Lowest Since 2007 (3.3 month supply)
• Foreclosures Lowest in Three Years
 ◦ Decreased 30% in 2011 (16,755)
• Well-Balanced Economy. Growth Industries Include:
 ◦ Tourism
 ◦ Technology
 ◦ Oil & Gas
 ◦ Alternative Energy
 ◦ Aerospace
• State Budget Under Pressure
 ◦ Revenues Down (Sales & Property Taxes)
 ◦ Expenses Increasing (K-12 Education & Medicaid)

Economic Indicator	Peak	2011
Population Growth (Y/Y Rate)	3.4% (1992)	1.3% * (2010)
Job Growth	2.1% (2007)	1.1%
Retail Sales	4.0% (2004)	1.2%
Housing Starts	22,000 (2004)	5,900
Existing Home Sales	54,012 (2004)	39,387
Unemployment Rate	8.9% (2010)	7.8%
Metro Denver
*Total population for Denver MSA was 2.8MM and 5.1MM for Colorado in 2010.
Colorado Economy

Revenue & Pre-Tax Core Earnings Summary
Note: Adjustments include goodwill, debt
extinguishment and securities
Note: Non Interest Income excludes gains and losses on
securities ($28.9MM CDO in 2011) and OREO

Revenue & Pre-Tax Core Earnings Summary
Adjusted Pre-Tax Income (Pre-Credit)

Key Operating Expense Comparisons
Expense Category ($000)	2007	2011
Salary and Benefits	$42,711	$43,141
#FTE	551	530
Occupancy and FF&E	$11,093	$10,377
# Branches	41	39
Supplies and Postage	$2,927	$1,313
Operational Losses	$576	$243
FDIC Premium	$198	$3,190
OREO	($62)	$7,817
Credit Related Expenses	$668	$2,250

Nonaccrual Loans & Gross Charge-offs

Classified Assets
Classified Assets + OREO/
Tier 1 + ACL

Lessons Learned This Cycle
• 2011 Charge-Off Levels Still Too High
 ▫ External Factor: Colorado Economy Emerging Late from Recession
 ▫ Internal Factor: Should Have Addressed Certain Problem Credits Sooner
• Exposure in Specific Industry Categories
 ▫ Should Have Avoided or Lessened Exposure to Certain Industry Categories:
 ▫ Indirect Lenders
 ▫ High-End SFR Real Estate in Mountain Resort Markets
 ▫ Land/A&D
 ▫ Contractors
• Needed an Integrated Approach to Mortgage Lending to Achieve:
 ▫ Reduced Costs
 ▫ Enhanced Controls
 ▫ Consistent Processes

What We Did Right This Cycle
• Focused Approach to Asset Liability Management
 ▫ Solid Margins on Loans (Use of Floors)
 ▫ Regular Repricing of Deposits
 ▫ Net Interest Margin is One of the Best in the Company (4.82% for 2011)
• Attentive & Thorough Approach to Risk Management
 ▫ BSA/AML
 ▫ Mortgage Compliance
 ▫ Loan Grading
 ▫ Past Due Management
 ▫ Regular Review of Loan Status Reports & Problem Loan Reports
• Local Management of Problem Loans
• Refined & Disciplined Sales Management Process

2012 Business Initiatives
Continue Disciplined Sales Management
 Retail/Branches
 • Leverage New Leadership Team to Execute Comprehensive Process
 Including:
 ▫ Sales and Product Training
 ▫ Sales Promotions & Incentives
 ▫ Oversight & Performance Accountability Standards
 Commercial & Industrial/Real Estate
 • Continue Disciplined Sales Management Process Including:
 ▫ Pipeline Management & Reporting (Sales Force)
 ▫ Sales Training
 ▫ Oversight & Performance Accountability Standards
 • Execute on targeted niche sales plans (charter schools, municipal finance, urban renewal, aviation, outdoor industry, government contractors, medical devices, Oil & Gas/Energy)

Improve Non Interest Income
 • Loan Fee Income
 • Wealth Management
 • Customer Interest Rate Protection (Swaps)
 • Foreign Exchange (Amegy Partnership)
 • Treasury Management
 • Credit and Debit Cards
 • Factoring (Amegy Partnership)
 • Annual Competitive Fee Review
Improve Efficiency Ratio
 • Continued Expense Discipline
 • Review of System/Process Efficiencies to Identify Staff Reduction Opportunities
 • Continued Margin Discipline
 • Adjust Product Suite to Improve Profitability
2012 Business Initiatives

I. Overview & Executive Summary
II. Capital, Liquidity, and TARP
III. Earnings
IV. Credit Quality
V. Commercial Real Estate—Deep Dive
VI. Credit Process Changes
VII. CDOs
VIII. Affiliate Bank Presentations
IX. Summary
X. Break-out Sessions
Agenda

One-Year Outlook Summary
Topic	Outlook
Loan Balances	Stable to Moderately Higher
Credit Trends	Improving
Reserve Release	Continue at a Moderate Rate
Core Net Interest Income	Stable to Slightly Lower
Core Noninterest Income	Stable to Slightly Higher
Noninterest Expense	Slightly Declining
Risk-Based Capital Ratios	Improving
TARP Repayment	Under Fed Review

Appendix

The Allowance for Credit Loss is Skewed to the C&I and
Owner-Occupied Portfolios

Superior Reserve Coverage

Construction Loan Overview
Granularity of Residential Portfolio

Construction Loan Overview
Granularity of Commercial Portfolio

Credit Quality
Consumer Balances & TTM NCO (ex-FDIC)
Segment Balances & TTM NCO Rates (Excludes FDIC-covered Assets)

- 63% bal high-risk 2004-2008 vintages
- No pmt shock bomb (<$200M start amort soon)
Credit Quality
 HELOC Vintage & Payment Shock Risk
During initial 10 yrs, HELOCs are in draw period, making i/o pmts

Credit Quality
HELOC Estimated LTVs
Current Estimated LTVs by State (sample covers 97% of portfolio)

C&I Balances by Industry
• Highly diversified C&I portfolio

20 Largest Relationship Commitments
*Grades 1 thru 10 qualify as “Pass” grades
As of  December 31, 2011
#	Bank	Relationship Name	Commitment	Outstanding	Description	Wtd Avg Risk Grade
1	ZFNB	Borrower 1	$157,345	$118,424	Steel Fabrication / Trucking	7
2	AMEGY	Borrower 2	$126,000	$44,067	Oil and Gas Field Machinery and Equipment Manufacturing	6
3	AMEGY	Borrower 3	$125,417	$95,010	Crude Petroleum and Natural Gas Extraction	6
4	AMEGY	Borrower 4	$118,298	$108,573	Land Subdivision	8
5	ZFNB	Borrower 5	$100,185	$22,779	Oil refining, Wholesale/Retail	7
6	ZFNB	Borrower 6	$100,083	$71,340	Auto Dealer/Utah Jazz	6
7	AMEGY	Borrower 7	$98,400	$43,400	Pipeline Transportation of Crude Oil	4
8	ZFNB	Borrower 8	$95,949	$74,581	Com'l RE Development.	7
9	ZFNB	Borrower 9	$95,408	$83,422	High End Residential Development	9
10	CB&T	Borrower 10	$88,867	$88,867	Real Estate Developer/Investor	9
11	ZFNB	Borrower 11	$84,000	$0	Reinsurance Carriers	6
12	CB&T	Borrower 12	$83,450	$80,938	Real Estate Developer/Investor	8
13	ZFNB	Borrower 13	$82,953	$60,694	Multi Family Owner/Operator	5
14	ZFNB	Borrower 14	$72,235	$54,850	Operators of Non-residential Buildings	7
15	ZFNB	Borrower 15	$68,529	$67,000	Petroleum marketing company	7
16	ZFNB	Borrower 16	$68,500	$63,960	Com'l RE Development	6
17	AMEGY	Borrower 17	$67,823	$56,865	New Multifamily Housing Construction (except Operative Builders)	5
18	NSB	Borrower 18	$65,571	$65,571	Other RE Operators and Servicers, Nonclassifiable Establishments	8
19	CB&T	Borrower 19	$64,661	$21,774	Real Estate Developer/Investor	7
20	ZFNB	Borrower 20	$64,576	$39,576	Regional Airline	7
		Top 20 Relationships Total	$1,828,252	$1,261,691
		% of Commitment Outstanding		69.0%

20 Largest Nonperforming Borrowers
As of December 31, 2011
#	Bank	Borrower	Principal Balance	Commitment	Interest Rate	Collateral	Current (Y/N/P)
1	AMEGY	Borrower 1	$20,789	$22,351	4.00%	Regional Shopping Center	Y
2	ZFNB	Borrower 2	$13,772	$13,772	5.00%	Commercial Land Developed - Retail	Y
3	AMEGY	Borrower 3	$12,278	$13,484	5.00%	Stand-alone Retail Facility (spa, shops and stores, real estate sales)	Y
4	AMEGY	Borrower 4	$11,868	$11,868	6.00%	Commerical Land Held for Development - Retail	N
5	AMEGY	Borrower 5	$11,499	$11,769	4.25%	Residential Land in development - Single Family	N
6	AMEGY	Borrower 6	$8,000	$8,139	5.00%	Regional Shopping Center	N
7	AMEGY	Borrower 7	$7,892	$7,892	5.50%	Commercial Land Held for Development - Other	Y
8	VBC	Borrower 8	$7,357	$7,357	6.00%	Commercial Land in Development - Industrial	N
9	AMEGY	Borrower 9	$7,049	$7,049	6.00%	Residential Land in development - Single Family	N
10	VBC	Borrower 10	$6,773	$6,773	4.50%	Assignment of Note and Trust deed	Y
11	CB&T	Borrower 11	$6,645	$6,645	6.25%	Industrial - Warehouse/Manufacturing (storage and/or assembling of a product)	Y
12	AMEGY	Borrower 12	$6,404	$7,307	6.00%	Accounts Receivable Only - with borrowing base	Y
13	ZFNB	Borrower 13	$6,368	$6,368	5.41%	Commercial Land Developed - Other	N
14	AMEGY	Borrower 14	$6,351	$6,351	2.55%	Single family - Townhouse/Condominium	N
15	VBC	Borrower 15	$6,060	$6,060	7.00%	Stand-alone Retail Facility (spa, shops and stores, real estate sales)	Y
16	NSB	Borrower 16	$6,044	$6,044	4.00%	Industrial - R and D/Flex (majority office some warehouse)	Y
17	NSB	Borrower 17	$5,953	$5,953	3.25%	Commercial Land Held for Development - Industrial	Y
18	CB&T	Borrower 18	$5,880	$5,880	5.50%	Medical office building/Office Building(s)	Y
19	AMEGY	Borrower 19	$5,672	$5,672	6.00%	Residential Land Held for Development - Single Family	Y
20	NSB	Borrower 20	$5,655	$5,655	3.25%	Regional Shopping Center	Y
		Top 20 Total	$168,308	$172,389
		Amount That is Current	$109,817
		Current Percentage	65.2%

Capital Ratios as of 4Q11:
▪Tier 1 Common: 9.6%
▪Tier 1 Risk-Based: 16.1%
▪Total Risk-Based: 18.0%
Tier 1 Common
Plus Reserves as a Percentage of Risk-Weighted Assets
• Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB
• ZION as of 4Q11, peers as of 3Q11 (4Q11 data not yet available)

Fee Income is Comparatively Small and is a Focus of Growth
Net revenue defined as the sum of net interest income before provisions plus noninterest income
Fee income excludes gains on sale of OREO

 • Adjusting for Lockhart
 Funding (off balance sheet
 assets), today’s total
 liquidity position has
 improved by 116%
	12/31/07	12/31/11
Money Market Investments & Cash	$ 2,582	$ 8,245
Fed Funds Sold	102	102
Fed Funds Purchased	(2,463)	(214)
Remaining Borrowing Capacity at FHLB & FRB	12,492	14,729
Lockhart Funding Liability	(2,124)	-
Total Liquidity (cash + borrowing capacity)	$ 10,588	$ 22,862
Liquidity Profile: Significantly Improved
(In millions)

On the surface, asset quality is in line with those that have repaid
TARP…not all NPLs are created equal.

 Source: SNL . ZION as of 4Q11; peers as of 3Q11
 1. Averaged quarterly NCO / NPL ratio weighted by NPLs for years 2009 & 2010
Banks with TARP outstanding

Expenses Are Low When Measured as a Percentage of
Loans and Core Deposits

Noninterest expense annualized
Source: SNL. Zions as of 4Q11; peers as of 3Q11

The Efficiency Ratio is Elevated in Part due to Zions’
Significant Cash Position, a Low Yielding Asset

Mortgage and non-mortgage intensive are weighted average efficiency ratios.
Median of residential loan and securities percentage used to determine intensive and non-intensive groups

Capital Actions - New Equity Issued
2008: $268 million common stock issued; $47 million 9.50% fixed-rate non-
 cumulative perpetual preferred stock issued
2009: $487 million common stock issued; $101 million of Series A preferred stock redemption (resulted in a gain, not counted in this analysis); $64 million of sub debt converted into preferred stock; $72 million of Series A preferred stock was exchanged for $38.5 million of common stock issued (resulted in a gain, not counted in this analysis)
2010: $640 million common stock issued; $47 million of common stock issued in exchange for $56 million in non-convertible sub debt; $343 million of sub debt converted into preferred stock; $214 million common stock warrants;
 $143 million Series E 11% non-cumulative perpetual preferred stock issued;
 $9 million of Series A preferred stock exchanged for $5.5 million common stock issued (resulted in a gain, not counted in this analysis)
2011: $38 million common stock issued; $241 million sub debt converted into preferred stock

Core Pre-tax, Pre-Credit and Core ROAA Footnotes
1. Excludes income and expense related to subordinated debt modification and discount amortization.
2. Excludes accretion of interest income on FDIC acquired loans and related amortization of indemnification asset.
3. Excludes gains/losses on securities
4. Excludes fair value and non-hedge derivative income, including the cost associated with the Total Rate of Return Swap
5. Excludes additional items considered by management to be
 unusual/infrequent. Examples include fees to underwriters or specific consulting project costs, legal settlements, gains/losses on the sale of businesses or other asset sales not generally considered part of normal operations.